Q3 Fiscal 2019 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Q3 FY 2019 Execution

Consolidated Results

- Revenue increased 1.0% to $40.9M – the highest ever for a third quarter
- Encouraged with early read into January
- YTD cash from operations of $7.2M, up $1.4M or 25%
- Performance and integration of the Angel's acquisition are going well
- Canada continues to be soft, given global trade and tariff uncertainties

Service Segment

- Segment revenue increased 9.2%, inclusive of $0.7M acquired revenue
- 39 consecutive quarters of YOY revenue growth
- Taking market share in life science and adding new business from multi-year customer-based labs
- Short-term productivity challenges: timing of customer-based lab wins, 60+ new lab techs YTD and mix of services

Distribution Segment

- Strategic optimization of customer channel mix and pricing drove expanded gross and operating margins
- Segment gross margin increased 180 bps to 24.8%; operating margin expanded 160 bps to 8.9%
- Rental revenue increased 17% to $1.2 million; offset by decreased sales volume from non-core lower-margin business

Revenue

($ in millions)

Q3 Service Segment


$18.8
$20.5
Q3 FY 2018
Q3 FY 2019

Q3 Distribution Segment


$21.7
$20.4
Q3 FY 2018
Q3 FY 2019

Consolidated – Annual


7% CAGR*
$123.6
$51.8
$71.8
$122.2
$59.2
$63.0
$143.9
$71.1
$72.8
$155.1
$77.4
$77.7
$158.9
$81.7
$77.2
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM
Service
Distribution

- Q3 Service up 9.2% overall, 5.2% organic
  - 6.9% organic growth in U.S., (3.6%) in Canada
  - 8.9% TTM growth; 13% CAGR*
  - 39 consecutive quarters of YOY growth
- Q3 Distribution down 6.2%
  - Continued pivot to higher margin end-user customers and rental business
  - Last year benefited from hurricane recovery

**FY 2015 – Q3 FY19 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income

($ in millions)

Q3 Service Segment


$1.1
$0.6
5.7%
2.8%
Q3 FY 2018
Q3 FY 2019

Consolidated – Annual


11%
CAGR*
$6.8
$6.3
$7.9
$9.0
$10.1
$3.7
$4.2
$4.8
$5.2
$5.2
$3.1
$2.1
$3.2
$3.9
$4.9
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM
Service
Distribution

Q3 Distribution Segment


$1.6
$1.8
7.3%
8.9%
Q3 FY 2018
Q3 FY 2019

- Service margin impacts:
  - Incurred ramp-up expenses prior to commencing large customer-based lab wins
  - Short-term productivity challenges from large number of new techs
  - Unfavorable mix and soft Canada results
- Distribution margin benefited from pricing initiatives and additional higher-margin business

**FY 2015 – Q3 FY19 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Trust in every measure

Net Income & Diluted EPS

($ in millions, except EPS)


Annual
16% CAGR*
$4.0
$4.1
$4.5
$5.9
$6.9
$0.57
$0.58
$0.64
$0.81
$0.93
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM
Diluted EPS
Quarterly
$1.8
$1.6
$0.25
$0.21
Q3 FY 2018
Q3 FY 2019

- Higher effective tax rate in Q3 FY19 of 25.3% compared with 21.9%
  - Prior-year period positively impacted by the reduction of certain deferred tax liabilities previously recorded as provided for by the U.S. Tax Act of 2017
- Lowered expected tax rate to range between 24% and 25% for fiscal 2019**
  (includes Federal, various state, and Canadian income taxes)

**Net income FY 2015 – Q3 FY19 TTM*

***FY 2019 tax rate expectation provided as of February 4, 2019*

Adjusted EBITDA* and Margin

($ in millions)

Q3 Service Segment


$2.3
$2.0
12.1%
9.7%
Q3 FY 2018
Q3 FY 2019

Q3 Distribution Segment


$2.1
$2.4
9.8%
11.8%
Q3 FY 2018
Q3 FY 2019

15% CAGR**

Consolidated – Annual


$10.3
$6.1
$4.1
$10.6
$7.5
$3.1
$14.5
$9.6
$4.9
$16.4
$10.2
$6.2
$17.5
$10.4
$7.1
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM
Service
Distribution

- Total Q3 FY19 Adjusted EBITDA* down slightly; margin contracted 20 bps to 10.7%
  - Distribution segment up 13%
  - Service segment down 13% from gross profit constraints
- 15% CAGR for Service segment**
  - Validates strong operating leverage

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2015 – Q3 FY19 TTM*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt



$12.2
$19.1
$27.3
$22.9
$24.6
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY 2019

- Strong cash generation
- $20.4 million available from credit facility as of December 29, 2018
  - $15.0M term loan replaced in Dec 2018; extended maturity to Dec 2025 and converted to fixed rate of 4.15%
- 1.30x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*
- CapEx primarily focused on rental assets and customer-driven Service capabilities

Capital Expenditures



$3.5
$4.1
$5.3
$5.9
$5.5
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 YTD

Cash Flow from Operations



$4.4
$11.0
$7.5
$9.9
$11.3
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

Outlook* – Building our Business for the Long Term

Q4 FY19: expect favorable quarter-over-quarter comparisons when excluding the extra week from last year's fourth quarter

FY 2019: expect to close the year with record consolidated revenue and earnings

CapEx: Refined expected range for FY19 to $7.2 million - $7.4 million

Service capabilities	~$4.0 million
Rental assets	~$2.0 million
Maintenance	~$1.0 to $1.3 million

On Target to Achieve Longer-term Goals

- Service expected to achieve double-digit revenue growth and improved productivity
- Distribution anticipated to continue to drive gross profit performance via pivot to higher value, higher margin opportunities
- Strong acquisition pipeline
- Expect our technology, especially automation, and process improvement to drive productivity, increase capacity and ultimately produce higher margins

** Outlook provided as of February 4, 2019*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13686189***
- Telephone replay available through **Tuesday, February 12, 2019**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

TRANSCAT®
Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	3QFY19 TTM
Net Income	$ 4,026	$ 4,124	$ 4,522	$ 5,922	$6,939
+ Interest	234	247	719	1,018	904
+ Other Expense / (Income)	111	48	51	60	35
+ Tax Provision	2,397	1,883	2,642	2,026	2,220
Operating Income	$ 6,768	$ 6,302	$ 7,934	$ 9,026	$10,098
+ Depreciation & Amortization	3,090	3,946	6,184	5,991	6,197
+ Other (Expense) / Income	(111)	(48)	(51)	(60)	(35)
+ Noncash Stock Compensation	507	359	453	1,411	1,285
Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$17,545**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	3QFY19 TTM
Service Operating Income	$ 3,693	$ 4,155	$ 4,769	$ 5,158	$ 5,191
+Depreciation & Amortization	2,362	3,216	4,660	4,397	4,607
+Other (Expense) / Income	(138)	(64)	(55)	(61)	(41)
+Noncash Stock Compensation	224	171	217	706	665
Service Adjusted EBITDA	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,422
Distribution Operating Income	$ 3,075	$ 2,147	$ 3,165	$ 3,868	$ 4,907
+Depreciation & Amortization	728	730	1,524	1,594	1,590
+Other (Expense) / Income	27	16	4	1	6
+Noncash Stock Compensation	283	188	236	705	620
Distribution Adjusted EBITDA	$ 4,113	$ 3,081	$ 4,929	$ 6,168	$ 7,123
Service	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,422
Distribution	4,113	3,081	4,929	6,168	7,123
Total Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,545**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.